UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2005

THERMA-WAVE, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26911 (Commission File Number)	94-3000561 (IRS Employer Identification No.)

1250 Reliance Way
Fremont, California 94539
(Address of Principal executive offices, including Zip Code)

(510) 668-2200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On March 8, 2004, L. Ray Christie advised the Board of Directors of Therma-Wave, Inc. (the “Company”) that he intends to retire from his positions as the Company’s Senior Vice President, Chief Financial Officer and Secretary. On that date, the Board of Directors accepted Mr. Christie’s retirement. Mr. Christie, whose retirement comes after over 6 years of service with the Company, advised the Board of Directors that he intends to remain in his current positions with the Company until a qualified replacement is selected.

     The Board of Directors intends to begin an immediate search to identify and interview qualified candidates to fill the vacancy created by Mr. Christie’s retirement.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits

Exhibit
No.	Description
99.1	Press Release dated March 10, 2005 reporting the retirement of L. Ray Christie

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERMA-WAVE, INC.
/s/ L. Ray Christie
Date: March 8, 2005	Name:	L. Ray Christie
	Title:	Senior Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release dated March 10, 2005 reporting the retirement of L. Ray Christie